Official Form 1 (04/07)

United States Bankruptcy Court
DISTRICT OF DELAWARE

Voluntary Petition

Name of Debtor (if individual, enter Last, First, Middle) **HomeBanc Corp.**	Name of Joint Debtor (Spouse) (Last, First, Middle)
All Other Names used by the Debtor in the last 8 years (include married, maiden, and trade names):	All Other Names used by the Joint Debtor in the last 8 years (include married, maiden, and trade names):
Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all): **EIN No. 20-0863067**	Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all):
Street Address of Debtor (No. and Street, City and State): **2002 Summit Boulevard, Suite 100** **Atlanta, GA** ZIP CODE: **30319**	Street Address of Debtor (No. and Street, City, and State): ZIP CODE:
County of Residence or of the Principal Place of Business: **DeKalb County, GA**	County of Residence or of the Principal Place of Business:
Mailing Address of Debtor (if different from street address) ZIP CODE:	Mailing Address of Debtor (if different from street address) ZIP CODE:

Location of Principal Assets of Business Debtor (if different from street address above):

ZIP CODE:

Type of Debtor
(Form of Organization)
(Check one box.)

☐ Individual (includes Joint Debtors) See Exhibit D on page 2 of this form.
☒ Corporation (includes LLC and LLP)
☐ Partnership
☐ Other (If debtor is not one of the above entities, check this box and state type of entity below.)

Nature of Business
(Check one box.)

☐ Health Care Business
☐ Single Asset Real Estate as defined in 11 U.S.C. § 101(51)(B)
☐ Railroad
☐ Stockbroker
☐ Commodity Broker
☐ Clearing Bank
☒ Other

Tax-Exempt Entity
(Check box, if applicable.)

☐ Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code).

Chapter of Bankruptcy Code Under Which the Petition is Filed (Check one box.)

☐ Chapter 7
☐ Chapter 9
☒ Chapter 11
☐ Chapter 12
☐ Chapter 13
☐ Chapter 15 Petition for Recognition of a Foreign Main Proceeding
☐ Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding

Nature of Debts
(Check one box.)

☐ Debts are primarily consumer debts, defined in 11 U.S.C. § 101(8) as "incurred by an individual primarily for a personal, family, or household purpose."
☒ Debts are primarily business debts.

Filing Fee (Check one box.)

☒ Full Filing Fee attached
☐ Filing fee to be paid in installments (applicable to individuals only). Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.
☐ Filing Fee waiver requested (applicable to chapter 7 individuals only) Must attach signed application for the court's consideration. See Official Form 3B.

Chapter 11 Debtors

Check on box:
☐ Debtor is a small business debtor as defined in 11 U.S.C. § 101(51D).
☒ Debtor is not a small business debtor as defined in 11 U.S.C. § 101(51D)

Check if:
☐ Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2 million.

Check all applicable boxes:
☐ A plan is being filed with this petition.
☐ Acceptances of the plan were solicited prepetition from one or more of classes of creditors, in accordance with 11 U.S.C. § 1126(b).

Statistical/Administrative Information

This Space For Court Use Only

☒ Debtor estimates that funds will be available for distribution to unsecured creditors.
☐ Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to creditors.

Estimated Number of Creditors

1-49	50-99	100-199	200-999	1,000-5,000	5,001-10,000	10,001-25,000	25,001-50,000	50,001-100,000	Over 100,000
☒	☐	☐	☐	☐	☐	☐	☐	☐	☐

Estimated Assets

☐ $0 to $10,000 ☐ $10,000 to $100,000 ☐ $100,000 to $1 million ☐ $1 million to $100 million ☒ More than $100 million

Estimated Liabilities

☐ $0 to $50,000 ☐ $50,000 to $100,000 ☐ $100,000 to $1 million ☐ $1 million to $100 million ☒ More than $100 million

Voluntary Petition *(This page must be completed and filed in every case)*	Name of Debtor(s): **HomeBanc Corp.**	
All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet.)		
Location: Where Filed:	Case Number:	Date Filed:
Location: Where Filed:	Case Number:	Date Filed:
Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (If more than one, attach additional sheet.)		
Name of Debtor: District:	Case Number: Relationship:	Date Filed: Judge:

Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

☒ Exhibit A is attached and made a part of this petition.

Exhibit B

(To be completed if debtor is an individual whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I have delivered to the debtor the notice required by 11 U.S.C. § 342(b).

X ______________________________
Signature of Attorney for Debtor(s) (Date)

Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

☐ Yes, and Exhibit C is attached and made a part of this petition.

☒ No.

Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

☐ Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

☐ Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

Information Regarding the Debtor – Venue
(Check any applicable box.)

☐ Debtor has been domiciled or has had a residence, principal place of business, or principal assets in the District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

☒ There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

☐ Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.

Statement by a Debtor Who Resides as a Tenant Residential Property
(Check all applicable boxes.)

☐ Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following.)

____
(Name of landlord that obtained judgment)

____
(Address of landlord)

☐ Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the Entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

☐ Debtor has included with this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.

Voluntary Petition
(This page must be completed and filed in every case)

Name of Debtor(s): **HomeBanc Corp.**

Signatures

Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.

[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. § 342(b).

I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X ______________________
Signature of Debtor

X ______________________
Signature of Joint Debtor

____
Telephone Number (If not represented by attorney)

Date

Signature of Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition.

(Check only **one** box.)

☐ I requested relief in accordance with chapter 15 of title 11, United States Code. Certified copies of the documents required by 11 U.S.C. § 1515 are attached.

☐ Pursuant to 11 U.S.C. § 1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X ______________________
Signature of Foreign Representative

____
Printed Name of Foreign Representative

____
Date

Signature of Attorney

X ______________________
Signature of Attorney for Debtor(s)

Joel A. Waite, Esq.
Young Conaway Stargatt & Taylor, LLP
1000 West Street, 17th Floor
Wilmington, Delaware 19801
Telephone: (302) 571-6600/Facsimile: (302) 571-1253

and

Dennis J. Connolly, Esq.
Alston & Bird LLP
1201 W. Peachtree Street
Atlanta, Georgia 30309-3424
Telephone: (404) 881-7000/Fascimile (404) 881-7777

Signature of Non-Attorney Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19B is attached.

____
Printed Name and title, if any, of Bankruptcy Petition Preparer

____
Social Security number (If the bankruptcy petition preparer is not an individual, state the Social Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer.) (Required by 11 U.S.C. § 110.)

____
Address

X ______________________

____
Date

Signature of bankruptcy petition preparer or officer, principal, responsible person, or partner whose Social Security number is provided above.

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual.

If more than one person prepared this document, attach additional sheets conforming to the appropriated official form for each person.

A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. § 110; 18 U.S.C. § 156.

Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests the relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X ______________________
Signature of Authorized Individual

Kevin D. Race
Printed Name of Authorized Individual

President and Chief Executive Officer
Title of Authorized Individual

8/9/07
Date

SCHEDULE 1

Including the debtor in this Chapter 11 case, the following affiliated debtors simultaneously have filed voluntary Chapter 11 petitions in this Court. Contemporaneously with the filing of these petitions, such entities will file a motion requesting that their Chapter 11 cases be consolidated for procedural purposes only and jointly administered.

HomeBanc Corp.
HomeBanc Mortgage Corporation
HomeBanc Funding Corp.
HomeBanc Funding Corp. II
HMB Acceptance Corp.
HMB Mortgage Partners, LLC

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	)	CHAPTER 11
	)	
HOMEBANC CORP.,	)	Case No. 07-_____
	)	
Debtor.	)	
	)	

EXHIBIT A TO VOLUNTARY PETITION

1. If any of debtor's securities are registered under section 12 of the Securities and Exchange Act of 1934, the SEC file number is 001-32245.

2. The following financial data is the latest available information and refers to the debtor's condition on June 30, 2007.

   a. Total assets: $5.1 billion

   b. Total debts (including debts listed in 2.c., below): $4.9 billion

   c. Debt Securities held by more than 500 holders: -0-

			Amount	**Approximate Number of Holders**
Secured ☐	Unsecured ☒	Subordinated ☐	$	

   d. Number of shares of preferred stock: 2,000,000

   e. Number of shares of common stock: 51,380,841

   Comments, if any: ______

3. Brief description of debtor's business:
The Debtor was engaged in the business of residential mortgage banking.

4. List the names of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of debtor:

	Shares Beneficially Owned
FMR Corp.	8,526,640
NWQ Investment Management Company, LLC	5,574,570
North Run Master Fund, L.P.	4,741,200
Wasatch Advisers, Inc.	3,404,347
T. Rowe Price Associates, Inc.	3,316,506
UBS Global Asset Management (Americas), Inc.	3,233,497

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	)	CHAPTER 11
	)	
HOMEBANC CORP.,	)	Case No. 07-_____
	)	
Debtor.	)	
	)	

CONSOLIDATED LIST OF THE CREDITORS THAT
HOLD THE LARGEST UNSECURED CLAIMS

The Debtor and certain of its direct and indirect affiliates and subsidiaries (collectively, the "Debtors"),[1] filed voluntary petitions in this Court for relief under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. §§ 101, et. seq. This list of creditors holding the largest unsecured claims (the "Top Creditor List") has been prepared on a consolidated basis, from the Debtors' books and records as of August 8, 2007. The Top Creditor List was prepared in accordance with Rule 1007(d) of the Federal Rules of Bankruptcy Procedure for filing in the Debtors' Chapter 11 cases. The Top Creditor List does not include: (1) persons who come within the definition of an "insider" set forth in 11 U.S.C. § 101(31); or (2) secured creditors, unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the largest unsecured claims. The information presented in the Top Creditor List shall not constitute an admission by, nor is it binding on, the Debtors. The information presented herein, including, without limitation (a) the failure of the Debtors to list any claim as contingent, unliquidated, disputed or subject to a setoff or (b) the listing of any claim as unsecured, does not constitute an admission by the Debtors that the secured lenders listed hold any deficiency claims, nor does it constitute a waiver of the Debtors' rights to contest the validity, priority, nature characterization and/or amount of any claim.

[1] The following is a list of the Debtor and its affiliates and subsidiaries, along with Federal Employer Identification Numbers: HomeBanc Mortgage Corporation, a Delaware corporation, FEIN 58-2532745 ("HBMC"), HomeBanc Corp., a Georgia corporation, FEIN 20-0863067 ("HomeBanc"), HomeBanc Funding Corp., a Delaware corporation, FEIN 20-1115742 ("HomeBanc Funding"), HomeBanc Funding Corp. II, a Delaware corporation, FEIN 20-1116229 ("HomeBanc Funding II"), HMB Acceptance Corp., a Delaware corporation, FEIN 20-1116280 ("HMB Acceptance"), and HMB Mortgage Partners, LLC, a Delaware corporation, FEIN 20-4579446 ("Mortgage Partners") (collectively, the "Debtors"). The address and the principal place of business for the Debtors is 2002 Summit Boulevard, Suite 100, Atlanta, Georgia 30319.

(1) NAME OF CREDITOR	(2) COMPLETE MAILING ADDRESS INCLUDING ZIP CODE NAME, TELEPHONE NUMBER, TELECOPY NUMBER, AND COMPLETE MAILING ADDRESS, INCLUDING ZIP CODE, OF EMPLOYEE, AGENT, OR DEPARTMENT OF CREDITOR FAMILIAR WITH CLAIM WHO MAY BE CONTACTED	(3) NATURE OF CLAIM (TRADE DEBT, BANK LOAN, GOVERNMENT CONTRACT, ETC.)	(4) INDICATE IF CLAIM IS CONTINGENT, UNLIQUIDATED, DISPUTED, OR SUBJECT TO SETOFF	(5) AMOUNT OF CLAIM (IF SECURED, ALSO STATE VALUE OF SECURITY)
JP Morgan Chase Bank, National Association	707 Travis, 6th Floor North, Houston, TX 77252 Contact: Michael Nicholson 713-216-5335 Michael.nicholson@chase.com	Master Repurchase Agreement, dated October 31, 2006; Master Repurchase Agreement dated January 23, 2007	Unliquidated	
KeyBank National Association	127 Public Square, OH-01-27-0406 Cleveland, OH 44114 Craig Platt 216-689-5608	Master Repurchase Agreement, dated October 31, 2006	Unliquidated	
Commerzbank Aktiengesellschaft New York Branch and Grand Cayman Branch	2 World Financial Center New York, NY 10281 Joseph J. Hayes 212-266-7518	Master Repurchase Agreement, dated October 31, 2006	Unliquidated	
US Bank National Association	800 Nicollet Mall Mail Station BC-MN-HO3B Minneapolis, MN 55402 Willam Umscheid 612-303-3575	Master Repurchase Agreement, dated October 31, 2006	Unliquidated	
BNP Paribas	787 Seventh Avenue, 28th Floor New York, NY 10019 Kevin Ernst 212-471-7061	Master Repurchase Agreement, dated October 31, 2006	Unliquidated	

(1) NAME OF CREDITOR	(2) COMPLETE MAILING ADDRESS INCLUDING ZIP CODE NAME, TELEPHONE NUMBER, TELECOPY NUMBER, AND COMPLETE MAILING ADDRESS, INCLUDING ZIP CODE, OF EMPLOYEE, AGENT, OR DEPARTMENT OF CREDITOR FAMILIAR WITH CLAIM WHO MAY BE CONTACTED	(3) NATURE OF CLAIM (TRADE DEBT, BANK LOAN, GOVERNMENT CONTRACT, ETC.)	(4) INDICATE IF CLAIM IS CONTINGENT, UNLIQUIDATED, DISPUTED, OR SUBJECT TO SETOFF	(5) AMOUNT OF CLAIM (IF SECURED, ALSO STATE VALUE OF SECURITY)
JP Morgan Securities, Inc.	707 Travis, 6th Floor North, Houston, TX 77252 Contact: Michael Nicholson 713-216-5335 Michael.nicholson@chase.com	Master Repurchase Agreement, dated October 31, 2006	Unliquidated	
DB Structured Products, Inc.	60 Wall Street New York, NY 10005 Tina Gu 212-250-0357	Master Repurchase Agreement, dated October 31, 2006	Unliquidated	
Fortis Capital Corp.	520 Madison Avenue, 3rd Floor New York, NY 10022 Barry Chung 212-340-5320	Master Repurchase Agreement, dated October 31, 2006	Unliquidated	
Bank Hapoalim B.M.	1177 Avenue of the Americas New York, NY 10036 Helne H. Gateson 212-782-2161	Master Repurchase Agreement, dated October 31, 2006	Unliquidated	
Fannie Mae	3900 Wisconsin Ave, NW Washington, DC 20016-2892 (202) 752-7000	Fannie Mae As Soon as Pooled Agreement, dated August 16, 2001	Unliquidated	
Freddie Mac	8200 Jones Branch Drive McLean, VA 22102-3110 (703) 903-2000	Pooling Agreement	Unliquidated	

(1) NAME OF CREDITOR	(2) COMPLETE MAILING ADDRESS INCLUDING ZIP CODE NAME, TELEPHONE NUMBER, TELECOPY NUMBER, AND COMPLETE MAILING ADDRESS, INCLUDING ZIP CODE, OF EMPLOYEE, AGENT, OR DEPARTMENT OF CREDITOR FAMILIAR WITH CLAIM WHO MAY BE CONTACTED	(3) NATURE OF CLAIM (TRADE DEBT, BANK LOAN, GOVERNMENT CONTRACT, ETC.)	(4) INDICATE IF CLAIM IS CONTINGENT, UNLIQUIDATED, DISPUTED, OR SUBJECT TO SETOFF	(5) AMOUNT OF CLAIM (IF SECURED, ALSO STATE VALUE OF SECURITY)
Liquid Funding Ltd.	Cannon's Court 22 Victoria Street Hamilton HM 12 Bermuda Attn. Corporate Secretary. With a copy in all cases to: Bear Stearns plc. Investment Manager of Liquid Funding, Ltd., Block & Harcourt Centre, Charlotte Way, Dublin 2, Ireland Attn: Jerome Schneider/Patrick Pehlan Tel: (353-1) 402-6358 Fax: (353-1) 402-6308	Master Repurchase Agreement, Dated March 27, 2006	Unliquidated	
Deutche Bank	31 West 52nd Street 3rd Floor New York, NY 10019 Tel: (212) 250-7675 Fax: (212) 797-0521	Loan Repurchase Request	Unliquidated	
First Charter	10200 David Taylor Dr Charlotte, NC 28262 704-688-4646 704-365-8969 (fax) Attn: Richard H Lester lesterd@firstcharter.com	Loan Repurchase Request	Unliquidated	
Bear Stearns Mortgage Capital Corporation.	1 Metrotech Center North 7th Floor Brooklyn, NY 11201-3859	Master Repurchase Agreement, dated April 29, 2004	Unliquidated	

(1) NAME OF CREDITOR	(2) COMPLETE MAILING ADDRESS INCLUDING ZIP CODE NAME, TELEPHONE NUMBER, TELECOPY NUMBER, AND COMPLETE MAILING ADDRESS, INCLUDING ZIP CODE, OF EMPLOYEE, AGENT, OR DEPARTMENT OF CREDITOR FAMILIAR WITH CLAIM WHO MAY BE CONTACTED	(3) NATURE OF CLAIM (TRADE DEBT, BANK LOAN, GOVERNMENT CONTRACT, ETC.)	(4) INDICATE IF CLAIM IS CONTINGENT, UNLIQUIDATED, DISPUTED, OR SUBJECT TO SETOFF	(5) AMOUNT OF CLAIM (IF SECURED, ALSO STATE VALUE OF SECURITY)
Summit Parcel 2 Limited Partnership	P.O. Box 101990 Atlanta, GA 30392-1990 Attn Vickrum Mehra	Lease Agreement, dated June 25, 2003	Unliquidated	
EMC Mortgage Corporation	383 Madison Avenue New York, NY Tel (212) 272-6458 Fax: (212) 272-7382	Purchase, Warranties and Servicing Agreement, dated as of July 1, 2004	Unliquidated	
Structured Asset Mortgage Investment II, Inc.	383 Madison Avenue New York, NY 10179	Amended and Restated Trust Agreement, dated July 30, 2004	Unliquidated	

(1) NAME OF CREDITOR	(2) COMPLETE MAILING ADDRESS INCLUDING ZIP CODE NAME, TELEPHONE NUMBER, TELECOPY NUMBER, AND COMPLETE MAILING ADDRESS, INCLUDING ZIP CODE, OF EMPLOYEE, AGENT, OR DEPARTMENT OF CREDITOR FAMILIAR WITH CLAIM WHO MAY BE CONTACTED	(3) NATURE OF CLAIM (TRADE DEBT, BANK LOAN, GOVERNMENT CONTRACT, ETC.)	(4) INDICATE IF CLAIM IS CONTINGENT, UNLIQUIDATED, DISPUTED, OR SUBJECT TO SETOFF	(5) AMOUNT OF CLAIM (IF SECURED, ALSO STATE VALUE OF SECURITY)
Wilmington Trust Company	Rodney Square North 100 North Market Street Wilmington, DE 19890 Telecopy (302) 636-4140 Telephone: (302) 651-1000	Amended and Restated Trust Agreement, dated July 30, 2004; Sale & Servicing Agreement, dated July 30, 2004; Indenture with HMB Capital Trust IV dated June 25, 2006; Indenture with HMB Capital Trust V, dated June 25, 2006; Amended and Restated Declaration of Trust, dated June 15, 2006; HMB Capital Trust V	Unliquidated	

(1) NAME OF CREDITOR	(2) COMPLETE MAILING ADDRESS INCLUDING ZIP CODE NAME, TELEPHONE NUMBER, TELECOPY NUMBER, AND COMPLETE MAILING ADDRESS, INCLUDING ZIP CODE, OF EMPLOYEE, AGENT, OR DEPARTMENT OF CREDITOR FAMILIAR WITH CLAIM WHO MAY BE CONTACTED	(3) NATURE OF CLAIM (TRADE DEBT, BANK LOAN, GOVERNMENT CONTRACT, ETC.)	(4) INDICATE IF CLAIM IS CONTINGENT, UNLIQUIDATED, DISPUTED, OR SUBJECT TO SETOFF	(5) AMOUNT OF CLAIM (IF SECURED, ALSO STATE VALUE OF SECURITY)
U.S. Bank, National Association	800 Nicollet Mall Mail Station BC-MN-HO3B Minneapolis, MN 55402 Willam Umscheid 612-303-3575	Amended and Restated Trust Agreement, dated July 30, 2004; Sale & Servicing Agreement, dated July30, 2004; Indenture, dated July 30, 2004 with Homebanc Mortgage Trust 2004-1, 2004-2, 2005-1; 2005-2, 2005-3, 2005-4, 2005-5, 2006-2	Unliquidated	

(1) NAME OF CREDITOR	(2) COMPLETE MAILING ADDRESS INCLUDING ZIP CODE NAME, TELEPHONE NUMBER, TELECOPY NUMBER, AND COMPLETE MAILING ADDRESS, INCLUDING ZIP CODE, OF EMPLOYEE, AGENT, OR DEPARTMENT OF CREDITOR FAMILIAR WITH CLAIM WHO MAY BE CONTACTED	(3) NATURE OF CLAIM (TRADE DEBT, BANK LOAN, GOVERNMENT CONTRACT, ETC.)	(4) INDICATE IF CLAIM IS CONTINGENT, UNLIQUIDATED, DISPUTED, OR SUBJECT TO SETOFF	(5) AMOUNT OF CLAIM (IF SECURED, ALSO STATE VALUE OF SECURITY)
Wells Fargo Bank, N.A.	420 Montgomery Street San Francisco, CA 94104	Sale & Servicing Agreement, dated July 30, 2004; Indenture, dated July 30, 2004 with Homebanc Mortgage Trust 2004-1, 2004-2, 2005-1; 2005-2, 2005-3, 2005-4, 2005-5, 2006-2; Second Amended and Restated Trust Agreement, dated August 29, 2005; Amended and Restated Junior Subordinated Indenture, dated August 29, 2005	Unliquidated	
Wells Fargo Delaware Trust Company	919 N.Market Street, Suite 700 Wilmington, DE 19801, Sandra G.Carreker President, Telephone: (302) 575-2002	Second Amended and Restated Trust Agreement, dated August 29, 2005	Unliquidated	
Haley & Haley, LLC	5855 Jimmy Carter Blvd Norcross, GA 30071	Loan Closing Agent	Unliquidated	

(1) NAME OF CREDITOR	(2) COMPLETE MAILING ADDRESS INCLUDING ZIP CODE NAME, TELEPHONE NUMBER, TELECOPY NUMBER, AND COMPLETE MAILING ADDRESS, INCLUDING ZIP CODE, OF EMPLOYEE, AGENT, OR DEPARTMENT OF CREDITOR FAMILIAR WITH CLAIM WHO MAY BE CONTACTED	(3) NATURE OF CLAIM (TRADE DEBT, BANK LOAN, GOVERNMENT CONTRACT, ETC.)	(4) INDICATE IF CLAIM IS CONTINGENT, UNLIQUIDATED, DISPUTED, OR SUBJECT TO SETOFF	(5) AMOUNT OF CLAIM (IF SECURED, ALSO STATE VALUE OF SECURITY)
Hartley, Rowe & Fowler	Hartley, Rowe & Fowler PO Box 489 6622 East Broad St Douglasville, GA 30133	Loan Closing Agent	Unliquidated	
HomeBanc Title Partners, LLC	7360 Bryan Dairy Road, Suite 200 Largo, FL 33777	Loan Closing Agent	Unliquidated	
Horack Talley Pharr & Lowndes, PA	4701 Hedgemoore Dr, Suite 812 Charlotte, NC 28209-3281	Loan Closing Agent	Unliquidated	
Hudnall, Cohn & Abrams, P.C.	3550 Engineer Dr, Suite 100 Norcross, GA 30071	Loan Closing Agent	Unliquidated	
James Sibold & Associates LLC	100 Ashford Center North Atlanta, GA 30338	Loan Closing Agent	Unliquidated	
Jenkins and Gallagher, LLC	3115 Roswell Rd, Suite 11 Marietta, GA 30062	Loan Closing Agent	Unliquidated	
John P. Joiner, Attorney at Law	317-B-South Hill St Griffin, GA 30224	Loan Closing Agent	Unliquidated	
Kane, Thomas & Brown, LLC	9870 Hwy 92, Suite 210 Woodstock, GA 30188	Loan Closing Agent	Unliquidated	
Law Office of Kenneth R. Luther	2655 Dallas Highway, Suite 210 Marietta, GA 30064	Loan Closing Agent	Unliquidated	
Lawhorn and Associates	428 West Highland Ave Monroe, GA 30655	Loan Closing Agent	Unliquidated	
Medley & Kosakoski	2839 Paces Ferry Rd, Suite 850 Atlanta, GA 30339	Loan Closing Agent	Unliquidated	
Metro Title Trust	5775-D Glenridge Dr 2nd Floor Atlanta, GA 30328	Loan Closing Agent	Unliquidated	

(1) NAME OF CREDITOR	(2) COMPLETE MAILING ADDRESS INCLUDING ZIP CODE NAME, TELEPHONE NUMBER, TELECOPY NUMBER, AND COMPLETE MAILING ADDRESS, INCLUDING ZIP CODE, OF EMPLOYEE, AGENT, OR DEPARTMENT OF CREDITOR FAMILIAR WITH CLAIM WHO MAY BE CONTACTED	(3) NATURE OF CLAIM (TRADE DEBT, BANK LOAN, GOVERNMENT CONTRACT, ETC.)	(4) INDICATE IF CLAIM IS CONTINGENT, UNLIQUIDATED, DISPUTED, OR SUBJECT TO SETOFF	(5) AMOUNT OF CLAIM (IF SECURED, ALSO STATE VALUE OF SECURITY)
Miller & Gaines	1590 Phoenix Blvd, Suite 100 Atlanta, GA 30349	Loan Closing Agent	Unliquidated	
Miller & Miller Attorneys at Law	319 S Sharon Amity Rd Charlotte, NC 28211	Loan Closing Agent	Unliquidated	
Morris, Manning & Martin, LLP	1600 Atlanta Financial Center 3343 Peachtree Rd Atlanta, GA 30326-1044	Loan Closing Agent	Unliquidated	
Morris/Hardwick/Schneider, LLC	440 Barrett Pkwy #44 Kennesaw, GA 30144	Loan Closing Agent	Unliquidated	
Mortgagee Title Services Inc.	1104 E Robinson St Orlando, FL 82801	Loan Closing Agent	Unliquidated	
Neel & Robinson, LLC	2018 Powers Ferry Rd, Suite 550 Atlanta, GA 30339	Loan Closing Agent	Unliquidated	
O'Kelley & Sorohan, LLC	2170 Satellite Blvd, Suite 375 Duluth, GA 30097	Loan Closing Agent	Unliquidated	
Shuping, Morse and Ross	6259 Riverdale Rd Riverdale, GA 30274-1614	Loan Closing Agent	Unliquidated	
Slepian and Schwartz	42 Eastbrook Bend Peachtree City, GA 30269	Loan Closing Agent	Unliquidated	
Smith, Welch & Brittain	PO Box 10 McDonough, GA 30253	Loan Closing Agent	Unliquidated	
Stephen F. White	9425 South Main St Jonesboro, GA 30236	Loan Closing Agent	Unliquidated	
Sunshine Title Corporation	7999 Phlips Highway, Suite 303 Jacksonville, FL 32256	Loan Closing Agent	Unliquidated	

(1) NAME OF CREDITOR	(2) COMPLETE MAILING ADDRESS INCLUDING ZIP CODE NAME, TELEPHONE NUMBER, TELECOPY NUMBER, AND COMPLETE MAILING ADDRESS, INCLUDING ZIP CODE, OF EMPLOYEE, AGENT, OR DEPARTMENT OF CREDITOR FAMILIAR WITH CLAIM WHO MAY BE CONTACTED	(3) NATURE OF CLAIM (TRADE DEBT, BANK LOAN, GOVERNMENT CONTRACT, ETC.)	(4) INDICATE IF CLAIM IS CONTINGENT, UNLIQUIDATED, DISPUTED, OR SUBJECT TO SETOFF	(5) AMOUNT OF CLAIM (IF SECURED, ALSO STATE VALUE OF SECURITY)
The Closing Agent	33 N Summerlin Ave Orlando, FL 32801	Loan Closing Agent	Unliquidated	
Thompson,Redmond,Nicholson & Ray	Suite 109 5651 Whitesville Rd Columbus, GA 31904-9098	Loan Closing Agent	Unliquidated	
Tilley and Deems, LLC	319 East Church St Cartersville, GA 30120	Loan Closing Agent	Unliquidated	
Tisinger Vance, PC	100 Wagon Yard Plaza Carrollton, GA 30117	Loan Closing Agent	Unliquidated	
Title One Services, LLC	1410 N Westshore Blvd, Suite 111 Tampa, FL 33607	Loan Closing Agent	Unliquidated	
Titlecorp of Florida Inc.	355 S Ronald Reagan Blvd Longwood, FL 32750	Loan Closing Agent	Unliquidated	
UFC Title Insurance Agency, Inc.	7777 Glades Rd, Suite 204 Boca Raton, FL 33434	Loan Closing Agent	Unliquidated	
Watson Title Insurance	1435 W State Rd 434 Suite 109 Longwood, FL 32750-7207	Loan Closing Agent	Unliquidated	
Weinstock & Scavo, PC	3405 Piedmont Road, Suite 300 Atlanta, GA 30305	Loan Closing Agent	Unliquidated	
Weissman, Nowack, Curry & Wilco, PC	1225 Johnson Ferry Rd, Suite 100 Marietta, GA 30068	Loan Closing Agent	Unliquidated	
PriceWaterhouseCoopers	P.O. Box 932011 Atlanta, GA 31193-2001	Trade Debt		$92,084
ACS Commercial Solutions	P O Box 201322 Dallas, TX 75320-1321	Trade Debt		$88,278
First American Real Estate Sol	5601 E LaPalma Avenue Attn Larry Lampton Anaheim, CA 92807	Trade Debt		$70,574

(1) NAME OF CREDITOR	(2) COMPLETE MAILING ADDRESS INCLUDING ZIP CODE NAME, TELEPHONE NUMBER, TELECOPY NUMBER, AND COMPLETE MAILING ADDRESS, INCLUDING ZIP CODE, OF EMPLOYEE, AGENT, OR DEPARTMENT OF CREDITOR FAMILIAR WITH CLAIM WHO MAY BE CONTACTED	(3) NATURE OF CLAIM (TRADE DEBT, BANK LOAN, GOVERNMENT CONTRACT, ETC.)	(4) INDICATE IF CLAIM IS CONTINGENT, UNLIQUIDATED, DISPUTED, OR SUBJECT TO SETOFF	(5) AMOUNT OF CLAIM (IF SECURED, ALSO STATE VALUE OF SECURITY)
Kaiser, Mitsch & Associates	1954 Airport Rd. Suite 160 Attn: Robert Cole Atlanta, GA 30341	Trade Debt		$49,935
Innovative Architects	3122 Hill St Duluth, GA 30096	Trade Debt		$34,330
UCM/Proventure-Synergy	Business Park LLC 7101 Executive Center Ste 200 Brentwood, TN 37027	Trade Debt		$34,110
NCP Solutions	5200 East Lake Blvd Birmingham, AL 35217	Trade Debt		$33,786
DocFly LLC	2295 Towne Lake Parkway Suite 116 PMB 159 Woodstock, GA 30189	Trade Debt		$31,044
Group 1 Software	4200 Parliament Place Suite 600 Lanham, MD 20706-1844	Trade Debt		$25,345
Internap Network Services	Dept 0526 P.O. Box 120526 Dallas, TX 75312-0526	Trade Debt		$23,921
CDW Direct	200 N Milwaukee Ave Vernon Hills, IL 60061	Trade Debt		$18,189
DS Murphy & Assco Inc	5400 Laurel Springs Parkway Suite 407 Suwanee, GA 30024	Trade Debt		$16,425
DS Murphy & Associates of	North Carolina 1200 S. Kings Drive Charlotte, NC 28207	Trade Debt		$12,970
Henderson Appraisal Company	5364 Ehrlich Rd Ste 71 Tampa, FL 33624	Trade Debt		$10,595
PBF Appraisals, LLC	885 Woodstock Rd Suite 430 #305 Roswell, GA 30075	Trade Debt		$10,425

I, Kevin D. Race, the President and Chief Executive of HomeBanc Corp., named as a debtor in this case, declare under penalty of perjury that I have read the foregoing list of the largest holders of unsecured claims in the debtor's Chapter 11 case and that such list is true and correct to the best of my knowledge.

Dated: August 9, 2007

Signature: ______________________

Name: Kevin D. Race
Title: President and
Chief Executive Officer

HOMEBANC CORP.
CERTIFICATE OF RESOLUTION

I, Alana L. Griffin, the undersigned Secretary of HomeBanc Corp., a Georgia corporation (the "Corporation"), do hereby certify that at a meeting of the Board of Directors of the Corporation duly called and held on the 9th day of August 2007, the following resolutions were duly adopted and recorded in the minute book of the Corporation, and that such resolutions have not been modified or rescinded, and remain in full force and effect on the date hereof;

WHEREAS, management of the Corporation has determined that the Corporation does not have sufficient funds to pay its debts and does not have the ability to refinance such debts, and it has been proposed that the Corporation file a petition seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code").

NOW, THEREFORE, BE IT RESOLVED, that in the judgment of the Board of Directors, it is desirable and in the best interests of the Corporation, its creditors, stockholders, and other interested parties, that a petition be filed by the Corporation seeking relief under the provisions of Chapter 11 of the Bankruptcy Code; and it is further

RESOLVED, that the individual duly appointed by the Board of Directors as President (the "Authorized Officer") is authorized and directed, on behalf of and in the name of the Corporation, to execute and verify or certify a petition under Chapter 11 of the Bankruptcy Code and to cause the same to be filed with the United States Bankruptcy Court for the Northern District of Georgia (the "Bankruptcy Court") at such time as such officer executing the same shall determine; and it is further

RESOLVED, that the law firms of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, GA 30309-3424 and Young, Conaway Stargatt & Taylor LLP, The Brandywine Building, 1000 West Street, 17 Floor, Wilmington, Delaware 19801 be employed as Bankruptcy counsel for the Corporation in its Chapter 11 case; and it is further

RESOLVED, that the Authorized Officer of the Corporation, and such other officers as they shall from time to time designate, be, and they hereby are, authorized and empowered to execute and file all petitions, schedules, lists, and other papers and to take any and all action that they may deem necessary or proper in connection with the Chapter 11 case, and in that connection to retain and employ all assistance by attorneys, investment bankers, accountants and other professionals that they may deem necessary or proper with a view to the successful administration of the chapter 11 case; and it is further

RESOLVED, that the Authorized Officer of the Corporation is hereby authorized and empowered on behalf of, and in the name of, the Corporation to execute a plan of reorganization under Chapter 11 of the Bankruptcy Code, including any and all modifications, supplements and amendments thereto, and to cause the same to be filed in the Bankruptcy Court; and it is further

RESOLVED, that the Authorized Officer of the Corporation be, and hereby is, authorized, empowered and directed to take all other actions and do all other things additional to the execution and delivery of documents as he, in his discretion, may deem necessary or desirable and in the best interests of the Corporation in connection with the foregoing

resolutions, his taking of any such action or his doing of any such thing for and on behalf and in the name of the Corporation to be conclusive evidence that he did so deem the same to be necessary or desirable and in the best interests of the Corporation; and it is further

RESOLVED, that the Authorized Officer of the Corporation is hereby authorized, empowered and directed to do all things and to take all actions which such officer may deem necessary or advisable to accomplish the purposes and intent of the foregoing resolutions.

[Remainder of Page Intentionally Left Blank. Signature on the Following Page(s).]

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of August, 2007.

HOMEBANC CORP.

By: ______________________________

Name: Alana L. Griffin

Title: Secretary